EXHIBIT 1

Directors and Executive Officers of Delek US Holdings, Inc.

Name	Principal Occupation	Citizenship
Ezra Uzi Yemin	Chairman, President and Chief Executive Officer	United States
William J. Finnerty	Director	United States
Carlos E. Jorda	Director	United States
Charles H. Leonard	Director	United States
Gary M. Sullivan, Jr.	Director	United States
Shlomo Zohar	Director	Israel
Assaf Ginzburg	Executive Vice President and Chief Financial Officer	United States/Israel
Frederec C. Green	Executive Vice President	United States
Harry P. (Pete) Daily	Executive Vice President	United States
Donald N. Holmes	Executive Vice President	United States
Mark D. Smith	Executive Vice President	United States
Daniel L. Gordon	Executive Vice President	United States
Anthony L. Miller	Executive Vice President	United States
Avigal Soreq	Executive Vice President	Israel/Germany
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States

Executive Officers of Delek Marketing & Supply, LLC

Name	Position	Citizenship
Ezra Uzi Yemin	President and Chief Executive Officer	United States
Assaf Ginzburg	Executive Vice President	United States/Israel
Frederec C. Green	Executive Vice President	United States
Harry P. (Pete) Daily	Executive Vice President and Chief Operations Officer	United States
Donald N. Holmes	Executive Vice President of Human Resources	United States
Mark D. Smith	Executive Vice President	United States
Daniel L. Gordon	Executive Vice President	United States
Anthony L. Miller	Executive Vice President	United States
Avigal Soreq	Executive Vice President	Israel/Germany
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States

Directors and Executive Officers of Lion Oil Company

Name	Position	Citizenship
Ezra Uzi Yemin	Chairman and Chief Executive Officer	United States
Assaf Ginzburg	Director and Executive Vice President	United States/Israel
Frederec C. Green	Director, President and Chief Operations Officer	United States
Harry P. (Pete) Daily	Executive Vice President	United States
Donald N. Holmes	Executive Vice President of Human Resources	United States
Mark D. Smith	Executive Vice President	United States
Daniel L. Gordon	Executive Vice President	United States
Avigal Soreq	Executive Vice President	Israel/Germany
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States